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                                              SECURITIES AND EXCHANGE COMMISSION
                                                                        FORM 8-K
                                                                    EXHIBIT 99.7

                                                    Number: W
                                                             -------------------


NEITHER THIS WARRANT NOR ANY SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY OTHER SECURITIES STATUTE. NO SALE, TRANSFER OR OTHER DISPOSITION HEREOF OR THEREOF, OR OF ANY INTEREST HEREIN OR THEREIN, MAY BE MADE OR SHALL BE RECOGNIZED UNLESS IN THE OPINION OF COUNSEL TO OR REASONABLY SATISFACTORY TO THE COMPANY SUCH TRANSACTION WOULD NOT VIOLATE OR REQUIRE REGISTRATION UNDER SUCH ACT OR OTHER STATUTE.


                      WARRANT TO PURCHASE COMMON STOCK OF

                          AMERICAN ECOLOGY CORPORATION


         THIS WARRANT CERTIFIES that, for value received, ___________________, (the "Holder") is entitled to purchase from American Ecology Corporation, a Delaware corporation (the "Company"), at a price of $1.50 per share, subject to adjustment as provided in Section 4 hereof ("Purchase Price"), at any time after June 30, 1997 up to and including June 30, 2003 (such period, the "Exercise Period"), _________________ fully paid and non-assessable shares of the Company's Common Stock, par value $.Ol per share ("Common Stock"), subject, however, to the provisions and upon the terms and conditions hereinafter set forth.

         1. Exercise of Warrant. The rights represented by this Warrant may be exercised by the holder hereof, at any time or from time to time during the Exercise Period, on any day that is not a Saturday, Sunday or public holiday under the laws of the State of Idaho (such day being hereinafter referred to as a "Business Day"), for all or part of the number of shares of Common Stock purchasable upon its exercise, by (i) delivery of a Subscription Notice (in the form attached to this Warrant) of such holder's election to exercise this Warrant, specifying the number of shares of Common Stock to be purchased, (ii) payment of the Purchase Price for such shares by certified check or bank draft payable to the order of the Company and (iii) surrender of this Warrant (properly endorsed if required) at the Company's principal office or such other office or agency of the Company as the Company may designate by notice in writing to the holder hereof.





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         In the event of any exercise of the rights represented by this
Warrant, certificates for the shares of Common Stock so purchased shall be delivered to the holder hereof as soon as reasonably practicable, but in any event within twenty-one days, after the rights represented by this Warrant shall have been so exercised, and unless this Warrant has expired, a new Warrant representing the number of shares of Common Stock, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the holder hereof within such time. Each person in whose name any such certificate for shares of Common Stock is issued shall for all purposes be deemed to have become the holder of record of the Common Stock represented hereby on the date on which this Warrant was surrendered and payment of the Purchase Price was made, irrespective of the date of issue or delivery of such certificate.

         2. Transfer. The Company will maintain books for the registration and transfer of the Warrants, and any such transfer will be registrable thereon upon surrender of the transferred Warrant to the Company's main office, together with a duly executed assignment thereof and funds sufficient to pay any required stock transfer taxes. Upon such surrender and payment, the Company shall, subject to Section 9, execute and deliver a new Warrant or Warrants in the name of the assignees and in the number of shares of Common Stock specified in the assignment and this Warrant shall promptly be cancelled.

         3. Certain Covenants of the Company. The Company covenants and agrees that all shares of Common Stock that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be fully paid and non-assessable and free from all taxes, liens, charges and security interests with respect to the issue thereof. The Company further covenants and agrees that during the period within which the rights represented by the Warrant may be exercised, the Company will at all times have authorized, and reserved free of preemptive or other rights for the exclusive purpose of issue upon exercise of the rights evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant. The Company shall take all such actions as may be necessary to assure that all such shares of Common Stock may be issued upon the exercise of the rights represented by this Warrant without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Common Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Company upon each such issuance).

         4.      Adjustment of Purchase Price and Number of Shares.
The number of shares of Common Stock with respect to which this Warrant is exercisable (the "Exercise Rate") shall be subject to adjustment from time to time as follows:





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                 a.       In case the Company shall (x) pay a dividend in or
make a distribution of Common Stock on outstanding Common Stock, (y) subdivide outstanding Common Stock into a larger number of shares of Common Stock by reclassification or otherwise, or (z) combine outstanding Common Stock into a smaller number of shares of Common Stock by reclassification or otherwise, the Exercise Rate in effect immediately prior thereto shall be adjusted proportionately so that the holder of this Warrant thereafter exercised shall be entitled to receive the number of shares of the Common Stock that such holder would have owned after the happening of any of the events described above had such warrant been exercised immediately prior to the happening of such event. An adjustment made pursuant to this subparagraph (a) shall become effective retroactively to immediately after the record date in the case of a share dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination.

                 b. In case of any capital reorganization or reclassification of the shares of Common Stock (except as provided in subparagraph (a) above), or in case of any consolidation or merger to which the Company is a party (other than a merger in which the Company is the surviving corporation and which does not result in any capital reorganization or reclassification of Common Stock), or in case of any sale or conveyance to another corporation of all or substantially all of the property and assets of the Company, and if, in connection with any such consolidation, merger, sale or conveyance, shares or other securities or property shall be issuable or deliverable in exchange for shares of Common Stock, provision shall be made as part of the terms of such capital reorganization or reclassification, consolidation, merger, sale or conveyance that the holder of this Warrant thereafter exercised shall have the right upon such exercise to receive the same kind and amount of stock and other securities and property as would have been receivable upon such capital reorganization or reclassification, consolidation, merger, sale or conveyance by a holder of the number shares of Common Stock with respect to which such Warrant might have been exercised immediately prior thereto. In any such case, appropriate provision (as determined to be equitable in the business judgment of the Board of Directors) shall be made for the application of Section 4 with respect to the rights and interests thereafter of the holder of this Warrant to the end that such Section (including adjustments of the Exercised Rate) shall be reflected thereafter, as nearly as reasonably practicable, in all subsequent exercises of this Warrant. The Company shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor corporation (if other than the Company) resulting from consolidation or merger or the corporation purchasing such assets assumes by written instrument (in a manner determined to be equitable in the business judgment of the Board of Directors to the holder of this Warrant), the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire.





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                 c.       In case the Company shall issue (other than pursuant
to a Rights Offering as defined in the Company's Certificate of Designation, Preferences and Rights of Series E Redeemable Convertible Preferred Stock) pro rata to the holders of shares of its Common Stock rights or warrants entitling them, during a period not exceeding 30 days after the record date mentioned below, to subscribe for or purchase only shares of its Common Stock at a price per share less than the average of the Current Market Price (as defined in Section 6) of the Common Stock for the 30 consecutive trading days commencing 45 days before such record date (the "Average Market Price"), the number of shares of its Common Stock with respect to which this Warrant is exercisable thereafter shall be determined by multiplying the number of shares of Common Stock with respect to which this Warrant was exercisable theretofore by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding immediately prior to such record date plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the denominator shall be the number of shares of Common Stock outstanding immediately prior to such record date plus the number of shares of Common Stock which the aggregate offering pr ice of the total number of shares being offered would purchase at such Average Market Price. Such adjustment shall be made whenever such rights or warrants are issued and shall become retroactively effective immediately after the record date for the determination of the stockholders entitled to receive such rights or warrants. To the extent that shares of Common Stock are not delivered after the expiration of such rights or warrants, the Exercise Rate shall be readjusted to the Exercise Rate that would then be in effect had the adjustments made upon the issuance of such rights or warrants been made upon the basis of delivery of only the number of shares of Common Stock actually delivered.

                 d. In case the Company shall issue (except pursuant to a Rights Offering as defined in subparagraph (c) above) pro rata to the holders of shares of its Common Stock rights or warrants to subscribe for or purchase only (x) shares of its Common Stock except as described in subparagraph (c) above, or (y) units consisting of shares of Common Stock and warrants to purchase shares of Common Stock, the number of shares of its Common Stock with respect to which this Warrant is exercisable thereafter shall be determined by multiplying the number of shares of Common Stock with respect to which this Warrant was exercisable theretofore by a fraction, of which the numerator shall be the Average Market Price for a share of Common Stock determined as of the record date mentioned below, and of which the denominator shall be such Average Market Price less the fair market value (as determined in the business judgment of the Board of Directors) as of such record date of the rights or warrants distributed pro rata to one of the outstanding shares of Common Stock. Such adjustment shall be made whenever such distribution is made and shall become retroactively effective immediately after the record date for the determination of stockholders entitled to receive such rights or warrants.





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         The foregoing provisions for adjustment of the Exercise Rate shall apply in each successive instance in which an adjustment is required thereby. No adjustment in the Exercise Rate resulting from the application of the foregoing provisions is to be given effect unless, by making such adjustment, the Exercise Rate in effect immediately prior to such adjustment would be changed thereby by 1% or more, but any adjustment that would change the Exercise Rate by less than 1% is to be carried forward and given effect in making future adjustments; provided, however, that each adjustment of the Exercise Rate shall in all events be made no later than three years from the date such adjustment would have been required to be made except for the provisions of this sentence. All calculations under this Section 4 shall be made to the nearest one-hundredth (1/100th) of a share. Shares of Common Stock owned by or held for the account of the Company shall not be deemed to be outstanding for the purposes of any computation made under this Section 4.

         Whenever the number of shares of Common Stock deliverable upon the exercise of this Warrant shall be adjusted pursuant to the provisions hereof, the Company shall forthwith file at its principal office and with any transfer agent for the Common Stock a statement, signed by the President or one of the Vice-Presidents of the Company and by its Treasurer or one of its Assistant Treasurers, stating the adjusted number of shares of Common Stock deliverable with respect to this Warrant and setting forth in reasonable detail the method of calculation and the facts requiring such adjustment and upon which such calculation is based, and shall mail a notice of such adjustment to the holder of record of this Warrant. Each adjustment shall remain in effect until a subsequent adjustment hereunder is required.

In the event:

         (x) of the occurrence of any of the events referred to in subparagraphs (a), (b), (c) and (d) above; or

         (y) of any liquidation, dissolution or winding up of the Company (a "Liquidation");

then the Company shall cause to be mailed to the holder of record of this Warrant at least 20 days prior to the applicable date hereinafter specified, a notice describing the event and stating the effect, if any, that such event will have upon the Exercise Rate, and (A) the date on which a record is to be taken for the purpose of a distribution referred to in subparagraphs (a), (c) or (d) above, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such distribution are to be determined, or (B) the date on which any subdivision, combination or other capital reorganization or reclassification or any consolidation, merger, sale or conveyance referred to in subparagraphs (a) or (b) above or such Liquidation is expected to become effective.





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         The Company will at all times during the Exercise Period reserve and keep available for issuance upon exercise of this Warrant the number of shares of Common Stock that is equal to the Exercise Rate; provided, however, that nothing contained herein shall be construed to preclude the Company from satisfying its obligations in respect of the exercise of this Warrant by delivery of shares of Common Stock that are held in the treasury of the Company. The Company covenants that all shares of Common Stock that shall be issued upon exercise of this Warrant will, upon issue, be fully paid and nonassessable and not subject to any preemptive rights.

         The shares of Common Stock issuable upon exercise of this Warrant when the same shall be issued in accordance with the terms hereof are hereby declared to be and shall be fully paid nonassessable shares of Common Stock and not liable to any calls or assessments thereon, and the holders thereof shall not be liable for any further payments in respect thereof.

         "Common Stock" when used in Section 4 with reference to the Common Stock with respect to which this Warrant is exercisable, shall mean only Common Stock as authorized by the Restated Certificate of Incorporation of the Company, as amended to the date hereof, and any shares into which such Common Stock may thereafter have been changed, and, when otherwise used in Section 4, shall also include shares of the Company of any other class or series, whether now or hereafter authorized, that ranks or is entitled to participation, as to payment of assets upon Liquidation and payment of dividends, substantially on a parity with such Common Stock or other class of shares into which such Common Stock may have been changed.

         The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion privilege of the holders of this Warrant against dilution or other impairment. Without limiting the generality of the foregoing, the Company (1) will not increase the par value of any shares of stock receivable upon exercise of this Warrant above the Purchase Price then in effect, and (2) will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock upon the exercise in full of this Warrant from time to time outstanding.

         5. Fractional Interests. The Company shall not be required to issue fractional shares on the exercise of a Warrant. If any faction of a share would be issuable on the exercise of a Warrant (or specified portion thereof), the Company shall





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pay an amount in cash equal to the Current Market Price per share of Common
Stock (as defined in Section 6) multiplied by such fraction.

         6. Definition of Current Market Value. The "Current Market Price" on any given day shall be: (i) if the Common Stock is listed or admitted to unlisted trading privileges on any exchange registered with the Securities and Exchange Commission as a national securities exchange" under the Securities Exchange Act of 1934 (a "National Securities Exchange"), the last sales price of the shares of Common Stock on the National Securities Exchange in or nearest the City of New York on which the shares of Common Stock shall be listed or admitted to unlisted trading privileges (or the quoted closing bid if there be no sales on such National Securities Exchange) on the most recently completed trading day prior to such day; or (ii) if the Common Stock is not so listed or admitted, the closing sales price of a share of Common Stock as quoted in The Nasdaq Stock Market on the most recently completed trading day prior to the day in question; or (iii) if the Common Stock is not so quoted, the mean between the high and low bid prices of the shares of Common Stock in the over-the-counter market on the most recently completed trading day prior to the day in question as reported by National Quotation Bureau Incorporated or similar organization.

         7. Taking of Record; Stock and Warrant Transfer Books. In the case of all dividends or other distributions by the Company to the holders of its Common Stock with respect to which any provision of Section 4 refers to the taking of a record of such holders, the Company will in each such case take such a record and will take such record as of the close of business on a Business Day. The Company will not at any time, except upon dissolution, liquidation or winding up of the Company, close its stock transfer books or Warrant transfer books so as to result in preventing or delaying the exercise or transfer of any Warrant.

         8. Restrictions on Transferability. This Warrant was originally issued in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), and neither this Warrant nor any shares of Common Stock issuable upon the exercise hereof were then registered under the Securities Act. Unless this Warrant or such shares were subsequently registered under the Securities Act and sold by the holder thereof in accordance with such registration, this Warrant or such shares, as the case may be, may not be sold by the holder hereof or of such shares unless this Warrant or such shares is or are subsequently registered under the Securities Act or an exemption from such registration is available. The shares of Common Stock issuable hereunder will bear an appropriate restrictive legend as is required by the Securities Act or any state blue sky laws. The holder of this Warrant, by acceptance of this Warrant, agrees to be bound by the provisions of this Section and represents to the Company that it is acquiring the Warrant and the Common Stock issuable hereunder solely for its own account, for the purpose of investment and not with a view to distributing or selling it or any part thereof in violation of the Securities Act, but





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subject, nevertheless, to any requirement of law that the disposition of such holder's property be at all times within its control.

         9. Replacement. Upon receipt of evidence reasonably satisfactory to the Company (an affidavit of the registered holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of this Warrant, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Company (provided that the holder's own agreement shall be satisfactory), or, in the case of any such mutilation upon surrender of this Warrant, the Company shall (at its expense) execute and deliver in lieu of this Warrant a new warrant of like kind dated the date of such lost, stolen, destroyed or mutilated Warrant.

         10. Notice Generally. Any notice, demand or delivery pursuant to the provisions hereof shall be sufficiently given or made if sent by first class mail, postage prepaid, addressed to the holder of this Warrant or of the Common Stock issued upon the exercise hereof at the holder's last known address appearing on the books of the Company, or, except as herein otherwise expressly provided, to the Company at its main office, Attention of the President, or such other address as shall have been furnished to the party giving or making such notice, demand or delivery.

         11. Voting Rights, Dividends. This Warrant does not grant the holder hereof any voting rights or other rights as a stockholder of the Company. No dividends are payable or will accrue on this Warrant or the shares purchasable hereunder until, and except to the extent that, this Warrant is exercised.

         12. GOVERNING LAW. THIS WARRANT SHALL BE GOVERNED BY THE LAW OF THE STATE OF DELAWARE.





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         IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed this ______ day of November, 1996.



                                        AMERICAN ECOLOGY CORPORATION



                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------




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                              SUBSCRIPTION NOTICE



                 (To be executed only upon exercise of Warrant)


         _______________________________________, being the undersigned registered owner of this Warrant irrevocably exercises this Warrant for and purchases ______ shares of the Common Stock, par value $.Ol per share (the "Common Stock"), of American Ecology Corporation, constituting all or part of the shares of Common Stock purchasable with this Warrant, and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant and requests that certificates for the shares of Common Stock hereby purchased (and any securities or other property issuable upon such exercise) together with, if such certificates do not represent all the shares of Common Stock purchasable with this Warrant, a new Warrant, identical to the cancelled Warrant except with respect to the number of shares of Common Stock evidenced thereby, for the remaining unsold shares of Common Stock, be issued in the name of and delivered to the undersigned at the address set forth below.



Dated:
      ---------------------------       ---------------------------------------
                                        Name of Warrant Holder


                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------


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                                        Street Address


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                                        City            State      Zip Code





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